FORM 10-K              INDEX TO EXHIBITS        Page 79

Exhibit                                         Sequential
  No.     Description                            Page No.

* 2.1     Receivables Purchase Agreement dated
          as of August 11, 1992, between Cone
          Mills Corporation and Delaware Funding
          Corporation filed as Exhibit 2.01 to
          the Registrant's report on Form 8-K
          dated August 13, 1992.

* 2.2(a)  Investment Agreement dated as of
          June 18, 1993, among Compania Industrial de Parras, S.A. de C.V., Sr. Rodolfo
          Garcia Muriel, and Cone Mills
          Corporation, with following exhibits
          thereto attached, filed as Exhibit 2.2(a) to Registrant's report on Form 10-Q for the quarter ended July 4, 1993:

* 2.2(b)  Commercial Agreement dated as of June
          25, 1993, among Compania Industrial de
          Parras, S.A. de C.V., Cone Mills
          Corporation and Parras Cone de Mexico,
          S.A., filed as Exhibit 2.2(b) to
          Registrant's report on Form 10-Q for the quarter ended July 4, 1993.

* 2.2(c)  Guaranty Agreement dated as of June 25,
          1993, between Cone Mills Corporation and
          Compania Industrial de Parras, S.A. de
          C.V., filed as Exhibit 2.2(c) to
          Registrant's report on Form 10-Q for the quarter ended July 4, 1993.

* 2.2(d)  Joint Venture Agreement dated as of
          June 25, 1993, between Compania
          Industrial de Parras, S.A. de C.V., and
          Cone Mills (Mexico), S.A. de C.V. filed as
          Exhibit 2.2(d) to Registrant's report on Form 10-Q for the quarter ended
          July 4, 1993.

* 2.2(e)  Joint Venture Registration Rights
          Agreement dated as of June 25, 1993,
          among Parras Cone de Mexico, S.A.,
          Compania Industrial de Parras, S.A. de
          C.V. and Cone Mills (Mexico), S.A. de C.V.
          filed as Exhibit 2.2(e) to Registrant's
          report on Form 10-Q for the quarter ended
          July 4, 1993.

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FORM 10-K              INDEX TO EXHIBITS        Page 80

Exhibit                                         Sequential
  No.     Description                            Page No.

* 2.2(f)  Parras Registration Rights Agreement
          dated as of June 25, 1993, between
          Compania Industrial de Parras, S.A.
          de C.V. and Cone Mills Corporation filed as Exhibit 2.2(f) to Registrant's report on Form 10-Q for the quarter ended
          July 4, 1993.

* 2.2(g)  Support Agreement dated as of June 25,
          1993, among Cone Mills Corporation, Sr.
          Rodolfo L. Garcia, Sr. Rodolfo Garcia
          Muriel and certain other person listed
          herein ("private stockholders") filed
          as Exhibit 2.2(g) to Registrant's
          report on Form 10-Q for the quarter
          ended July 4, 1993.

* 3.1     Restated Articles of Incorporation of
          the Registrant effective August 25, 1993, filed as Exhibit 4.1 to Registrant's report on Form 10-Q for the quarter ended October 3, 1993.

* 3.2     Amended and Restated Bylaws of Registrant,
          Effective June 18, 1992, filed as Exhibit
          3.5 to the Registrant's Registration
          Statement on Form S-1 (File No. 33-46907).

* 4.3 Note Agreement dated as of August 13, 1992, between Cone Mills Corporation and The
          Prudential Insurance Company of America, with form of 8% promissory note attached, filed as Exhibit 4.01 to the Registrant's report on Form 8-K dated August 13, 1992.

* 4.4     Credit Agreement dated as of August 13,
          1992, among Cone Mills Corporation, the
          banks listed therein and Morgan Guaranty
          Trust Company of New York, as Agent, with form of note attached, filed as Exhibit
          4.02 to the Registrant's report on Form
          8-K dated August 13, 1992.

* 4.5     Specimen Class A Preferred Stock
          Certificate, filed as Exhibit 4.5 to the Registrant's Registration Statement on
          Form S-1 (File No. 33-46907).

FORM 10-K              INDEX TO EXHIBITS        Page 81

Exhibit                                         Sequential
  No.     Description                            Page No.



* 4.6     Specimen Common Stock Certificate,
          effective June 18, 1992, filed as
          Exhibit 4.7 to the Registrant's
          Registration Statement on Form S-1
          (File No. 33-46907).

* 4.7     Registration rights agreement dated
          as of March 30, 1992, among the
          Registrant and the shareholders listed
          therein, filed as Exhibit 4.8 to the
          Registrant's Registration Statement on
          Form S-1 (File No. 33-46907).

* 4.8     The 401(k) Program (formerly the
          Supplemental Retirement Program) of
          Registrant, amended and restated
          effective January 1, 1994, filed as
          Exhibit 4.9 to the Registrant's
          Registration Statement on Form S-8
          (File Nos.33-51951 and 33-51953).

  4.9     Cone Mills Corporation 1983 ESOP as        84
          amended and restated effective March 1,
          1993.

Management contract or compensatory plan or arrangement
(Exhibits 10.1 - 10.13)

 10.1     Employees' Retirement Plan of Cone Mills  171
          Corporation as amended and restated
          effective September 1, 1993.

*10.2     Supplemental Executive Retirement Plan
          of Registrant filed as Exhibit 10.5 to
          the Registrant's Registration
          Statement on Form S-1
          (File No. 33-28040).

*10.3     Excess Benefit Plan of Registrant filed
          as Exhibit 10.6 to the Registrant's
          Registration Statement on Form S-1
          (File No. 33-28040).

*10.4     1984 Stock Option Plan of Registrant
          filed as Exhibit 10.7 to the Registrant's
          Registration Statement on Form S-1
          (File No. 33-28040).

FORM 10-K              INDEX TO EXHIBITS        Page 82

Exhibit                                         Sequential
  No.     Description                            Page No.


*10.5     Form of Nonqualified Stock Option
          Agreement under 1984 Stock Option Plan
          of Registrant filed as Exhibit 10.8 to
          the Registrant's Registration Statement
          on Form S-1 (File No. 33-28040).

*10.6 Form of Incentive Stock Option Agreement under 1984 Stock Option Plan of
          Registrant filed as Exhibit 10.9 to the
          Registrant's Registration Statement on
          Form S-1 (File No. 33-28040).

*10.7     1992 Stock Option Plan of Registrant
          filed as Exhibit 10.9 to the Registrant's
          Report on Form 10-K for the year ended
          December 29, 1991.

*10.8 Form of Incentive Stock Option Agreement under 1992 Stock Option Plan filed as
          Exhibit 10.10 to the Registrant's report on Form 10-K for the year ended
          January 3, 1993.

 10.9     1994 Stock Option Plan for Non-           260
          Employee Directors of Registrant

 10.10    Form of Non-Qualified Stock Option        268
          Agreement under 1994 Stock Option
          Plan for Non-Employee Directors of
          Registrant.

*10.11    Management Incentive Plan of the
          Registrant filed as Exhibit 10.11(b) to
          Registrant's report on Form 10-K for the year ended January 3, 1993.

 10.12    Consulting Agreement between Dewey L.     271
          Trogdon and the Registrant dated
          December 3, 1993.

*10.13    Consulting Agreement between Norman
          Friedman and the Registrant dated
          September 14, 1993, with amendment
          dated November 3, 1993, filed as
          Exhibit 10 to the Registrant's report
          on Form 10-Q for the quarter ended

FORM 10-K              INDEX TO EXHIBITS        Page 83

Exhibit                                         Sequential
  No.     Description                            Page No.

*10.14    Form of Agreement between the Regis-
          Registrant and Levi Strauss dated as
          of March 30, 1992, filed as Exhibit
          10.14 to the Registrant's Registration
          Statement on Form S-1 (File No.33-46907).

*10.15    First Amendment to Supply Agreement
          dated as of April 15, 1992, between the
          Registrant and Levi Strauss dated as of
          March 30, 1992, filed as Exhibit 10.15 to
          Registrant's Registration Statement on
          Form S-1 (No. 33-46907).

 21       Subsidiaries of the Registrant.           273

 23.l     Consent of McGladrey & Pullen,            274
          independent auditor, with respect to
          the incorporation by reference in the
          Registrant's Registration Statements
          on Form S-8 (Nos. 33-31977; 33-31979;
          33-51951; 33-51953 and 33-67800) of their
          reports on the consolidated financial
          statements and schedules included in
          this Annual Report on Form 10-K.

 23.2     Consent of McGladrey & Pullen,
          independent auditor, with respect to
          the incorporation by reference in the
          Registrant's Registration Statements
          on Form S-8 (No. 33-31979and 33-51951)
          of their report on the financial
          statements included in the Form 11-K
          Annual Report of Cone Mills Corporation
          Employee Equity Plan (to be filed by
          amendment).

 23.3     Consent of Robinson, Bradshaw and         275
          Hinson, P.A.

 99.1     Form 11-K Annual Report of Cone Mills
          Corporation Employee Equity Plan
          (to be filed by amendment).


* Incorporated by reference to the statement or report indicated.
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